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                                                        hours per response: 19.4
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number   811-10529
                                  ----------------------------------------------

                                  The GKM Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

  11150 Santa Monica Boulevard, Suite 850    Los Angeles, California   90025
--------------------------------------------------------------------------------
        (Address of principal executive offices)                      (Zip code)

                                 Timothy J. Wahl

GKM Advisers, LLC   11150 Santa Monica Blvd., Suite 850   Los Angeles, CA 90025
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (310) 268-2605
                                                     ---------------------------

Date of fiscal year end:        July 31, 2007
                          ---------------------------------------------

Date of reporting period:       July 31, 2007
                          ---------------------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


================================================================================



                                [LOGO] GKM FUNDS


                                 GKM GROWTH FUND



                                  ANNUAL REPORT
                                  JULY 31, 2007



================================================================================

GKM GROWTH FUND
================================================================================

                                                                  September 2007

Dear Shareholders:

As we close our fifth full fiscal year, I would like to thank you for joining us as shareholders of the GKM Growth Fund (the "Fund"). All of us at GKM Advisers continue to share a common goal - helping our clients realize their financial objectives through the long-term compounding of capital.

REVIEW OF INCEPTION TO DATE PERFORMANCE
---------------------------------------

We opened the Fund on December 28, 2001 with a net asset value ("NAV") of $10 per share, during a period of tremendous market turmoil and uncertainty. World stock markets had seen difficult times since early 2000. We had just endured our second straight down year for the major stock market indices, with the technology bubble bursting and taking its vengeance out on those indices. The worst decline was the NASDAQ Composite Index, falling 78% from its high, a correction only surpassed by the tremendous drop in the Dow Jones Industrial Average ("DJIA") following the infamous stock market crash of 1929. The DJIA was relatively unscathed by the NASDAQ's crash until the September 11, 2001 terrorist attacks, after which the DJIA suffered its worst one-day and weekly loss in history. The destruction of the World Trade Center and the infrastructure surrounding it forced stock trading to be suspended for 4 days.

2002 marked the third consecutive down year for the major averages, an occurrence not seen since the late 1940's. In our first shareholder letter back in 2002 we described that although strong feelings of pessimism and fear can overwhelm the investing public on a short term basis, it was important to recognize that, historically, these periods of deep pessimism typically produce the best long-term buying opportunities. We stated that our investment discipline suggested that this was an unusually opportune time to be buying equities.

Over five years later on July 31, 2007 our Fund's NAV now stands at $15.12, with the Fund growing at an average annualized return of 7.69% vs. 5.99% for the S&P 500 Index. The Fund has gained a cumulative 51% vs. the S&P 500 Index's cumulative gain of 38%.

Since the turn of the century, the investing public has endured a number of psychological traumas. Along with three consecutive negative return years for the stock market, we witnessed malfeasance within publicly traded companies and the accounting and investment banking professions, which undermined the confidence and integrity of the financial marketplace. We endured September 11, 2001 and the reality of terrorism in our country, along with the geopolitical concerns of Afghanistan, Iraq, North Korea and the Middle East. During this period, a recession ensued. We wrote in the 2003 shareholder letter that "pessimism in the short-run can be self-fulfilling, especially in the age of instantaneous information."

The good news is that over the long-term pessimism has proven to be an opportunity for long-term investors. We would like to put this into perspective as it relates to stock market returns. For the DJIA, over the last 88 years, there have been a total of 19 years when the market return was negative or 1 down year in every 4.6 years. Of the 19 down years, 11 were in excess of 10% or 1 correction in excess of 10% every 8 years. Five different times the market has corrected over 20%, or once every 18 years. Again, the good news is that the overall direction of common stock prices, the best performing major asset class over the past 90 years, is up, to the tune of approximately 10% a year, which will double your capital every 7 years.

In 2004 we noted that the federal government has two heavy weapons to aid the economically wounded - fiscal and monetary policy, which were used with a vengeance. This ended up producing the largest fiscal deficits in history, and also extraordinarily low interest rates. The government did the job of encouraging the economic recovery at the expense of producing large trade and budget deficits which may have set the stage for another asset bubble, this time in real estate.

In 2006 we reviewed the housing market's extraordinary rise as a result of very favorable interest rates. While real estate has certainly corrected, it is important to understand that the last bear market for real estate occurred when the economy was experiencing the worst recession since the Great Depression.
Mortgage rates were in the high teens then and unemployment exceeded 10%. Inflation was approximately 4 times today's current low rates and Gross Domestic Product growth averaged less than 1% a year.

As stated in last year's annual letter to shareholders, the Fund's superior performance relative to the S&P 500 Index since the Fund's inception (December 28, 2001 through July 31, 2007) has been accomplished in the face of formidable headwinds. Value stocks have significantly out performed growth stocks over the life of the Fund. Sectors not typically considered growth sectors, such as Utilities and Energy, have had unusually strong cyclical runs. Also, small and mid-capitalization company stocks have outdistanced their large-capitalization cousins. We do believe the cycle will turn with large, multinational growth companies leading the next leg up in the stock market.

INVESTMENT PHILOSOPHY
---------------------

The review above of the economic environment throughout the life of the Fund illustrates that the stock market is an enormous and complicated vehicle. While we have tremendous respect for the capital markets and what they have done for this country, we realize the market is a "weighing machine" surrounded by noise. While markets are very rational over longer time horizons, in the short-run they are rarely correct, as the emotions of fear and greed overwhelm discipline and common sense. The key, in our opinion, is to remain true to the discipline of finding companies with sustainable growth rates, solid balance sheets and valuations that have yet to fully reflect their upside potential. It is our job to provide the discipline required to be a successful long-term investor. The investment policy for the Fund is to compound shareholder assets over the long-term, ultimately, with the goal of compounding capital and growing after-tax purchasing power.

We continually search for growing companies that have built outstanding franchises and enjoy significant competitive advantages. They are not easy to find. Once we identify a company that meets our criteria (i.e. strong earnings growth, reasonable valuation, quality management, sound financial statements), we typically hold that investment for a very long time.

As stated in our first shareholder letter in 2002, the above stated principles sound very simple. Yet, the reality of today's investment world is that very few investors or investment managers follow these proven principles. The evidence of this lost opportunity can be seen in the high portfolio turnover ratios as reported by the average mutual fund.

RISK MANAGEMENT AND DIVERSIFICATION
-----------------------------------

Our investment policy dictates that we pay attention to the management of risk. We define risk simply as the permanent loss of capital. We endeavor to manage this risk by investing in what we consider to be superior companies with profitable operating histories and managements focused towards building and maintaining defendable franchises with ample cash flows and sound balance sheets. Additionally, we manage sector risk by diversifying among growing sectors of the economy that we believe will show continuous and robust growth over many years. It's important to note that at times our security selection process results in the Fund being more or less concentrated in various sectors of the S&P 500 Index, thus potentially adding to the Fund's sector risk. Our largest sector concentrations currently are Information Technology (42%), Health Care (22%) and Industrials (13%).

Finally, we mitigate specific stock risk through holding a diversified portfolio of companies in the Fund. As of July 31, 2007, the Fund held positions in 80 companies with the Fund's top 10 holdings representing 26% of the Fund, and the largest holding represented less than 4% of Fund assets.

The single largest sector of the S&P 500 Index, as determined by market capitalization, is currently the Financial sector at 22% of the S&P 500 Index. This sector also happened to be the worst performing sector of the S&P 500 Index for the fiscal year ending July 31, 2007, gaining just 1%. The Fund had less than 3% of its assets invested in this sector, which positively impacted the Fund's performance relative to the S&P 500 Index during the past 12 months.

PORTFOLIO TURNOVER
------------------

We do not confuse activity with progress. The average portfolio turnover ratio within the mutual fund industry is currently in excess of 100%, meaning that the average stock holding period for most funds is less than 1 year. The average of the Fund's portfolio turnover ratios for each of the first five full fiscal years is approximately 7.8%, which means that we hold our positions an average of 13 years or 13 times as long as the average fund. It's important to understand that it is impossible to outperform the S&P 500 Index as we have done over the long-term with low turnover, unless you're buying the right companies in the first place.

Our low turnover rate also has the added benefit of minimizing what can be a potentially large drag on investment performance - taxes. Industry studies have shown that the performance of the average fund with an average turnover ratio (100%) can drag performance down by 2% annually. This 2% drag is something we attempt to avoid by seeking out good long-term investments.

In our opinion, investment discipline is required to obtain superior returns, and our consistently low annual portfolio turnover demonstrates our commitment to this discipline. For the fiscal year ended July 31, 2007, the portfolio turnover ratio for the Fund was 2.8%. We believe capital gains tax to be a self imposed tax and by minimizing turnover, we maximize after-tax return. We have yet to subject shareholder capital to taxation in the form of a capital gains distribution over the life of the Fund.

There are other transactional costs we prefer to avoid - for example brokerage commissions. While the Fund paid $2,252 in commissions for the fiscal year ended July 31, 2007 (which represents less than one-hundredth of one percent of total assets), many of our high turnover brethren in the mutual fund industry pay amounts equal to 1% of total assets. In 2004, Lipper

Inc., a mutual fund research firm, analyzed 3,867 stock funds and found that 86 of these funds paid more in commissions than their total expense ratio - the percentage of fund assets used for expenses. Lipper also found that 173 funds paid commissions of 1% of total assets or more; this would translate into over $500,000 paid out in commissions from our Fund - and not growing in the Fund for the benefit of shareholders.

REVIEW OF RECENT PERFORMANCE
----------------------------

For the most recent fiscal year ended July 31, 2007, the Fund gained 19.24% vs. a 16.13% advance for the S&P 500 Index. The Information Technology sector of the S&P 500 Index was up 29% for the fiscal year. This was the first time in many years that a traditional growth sector like Information Technology has been the best performing sector. The Fund's overweighting in this top performing sector (42% vs. 16% weighting in the S&P 500 Index) positively contributed to the Fund's out performance vs. the S&P 500 Index during the past fiscal year.

This is also the first year in the past four that the non-traditional growth sectors of Energy and Utilities were not top performers in the S&P 500 Index. The Energy sector alone is up approximately 120% (not including dividends) over the life of the Fund and easily doubles the performance of the next best performing sector in the S&P 500 Index. The Energy sector outperformed Information Technology nearly ten to one over this time frame and Utilities outperformed by four to one. The Fund has had no significant holdings in both these sectors since inception. While this dynamic has begun to reverse, we continue to find many high quality growth companies trading at attractive valuations.

MARKET AND ECONOMIC OUTLOOK
---------------------------

The economy does appear to be slowing, a desired result of the Federal Reserve's 17 rate increases through June of 2006. The downturn in the housing market, concerns over related mortgage obligations, overleveraged hedge funds, obscure financial derivatives, slower corporate earnings growth, and higher oil prices have contributed to a state of uncertainty as to the Federal Reserve's intention regarding lowering the Federal Funds rate.

Contrary to a slowing U.S. economy, the International Monetary Fund recently projected that the world economy will grow at a better than 5% rate this year and next, after 3 years of unusually strong growth. World growth at 5% for over 3 years is the highest level of growth since the late 1960's. Many large growth companies have been in a much-anticipated turnaround following more than 7 years of unprecedented weakness after the bursting of the dot-com bubble. As overall U.S. economic growth slows, investors are often drawn to large stocks that offer more dependable, diversified earnings growth. As a general rule, small-cap stocks have less international exposure than large-cap stocks and thus depend on a favorable domestic backdrop.

Multinational companies with larger international exposure in sectors like Technology, Industrials and Health Care are likely to lead the market moving forward. Supporting this view, Information Technology companies are expected to post annualized earnings expansion in excess of 10% in the third quarter, compared with less than 3% for the rest of the S&P 500 Index. It is also interesting to note that approximately 55% of the revenue for Information Technology companies in the S&P 500 Index are derived internationally, the most overseas exposure of any sector besides Energy. Throw in a declining dollar as an additional profit boost and you have an investment environment favoring large growth companies over their smaller competitors.

Domestically, economic conditions appear to be favoring a pick up in business capital spending. Record profits in recent years have put enormous amounts of cash on corporate balance sheets, encouraging businesses to increase spending. This would be welcome relief as the consumer has been carrying the economy disproportionately during the past 7 years. One indicator that business spending may be set to increase is that total information-technology spending is expected to grow at an above average 7% this year, about the same as last year. This augurs well for our overweighting of the Information Technology sector. Furthermore, companies flush with cash are buying back shares of their own stock in record amounts. Through the first half of 2007, buy-back activity was up nearly 60% compared to the year-earlier period.

As the era of cheap borrowing ends and the economic climate becomes more conservative, we believe higher quality investments will fare better in a slowing economy. We remain confident in the strength of capitalism, our economy, and common stocks remaining the asset class of choice for the long-term growth of capital.

We welcome the opportunity to speak with you, our shareholders, should you have any questions or comments regarding the GKM Growth Fund. Please feel free to contact us via our web site at www.gkmadvisers.com or give us a call at (888) 456-9518.

Sincerely,



Timothy J. Wahl, CPA
President and Co-Portfolio Manager
GKM Advisers, LLC



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RESULTS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, ARE AVAILABLE AT WWW.GKMFUNDS.COM.

AN INVESTOR SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUSES CONTAIN THIS AND OTHER IMPORTANT INFORMATION. TO OBTAIN A COPY OF THE FUND'S PROSPECTUS PLEASE VISIT WWW.GKMFUNDS.COM OR CALL 1-888-456-9518 AND A COPY WILL BE SENT TO YOU FREE OF CHARGE. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST. THE GKM GROWTH FUND IS DISTRIBUTED BY ULTIMUS FUND DISTRIBUTORS, LLC.

THE LETTER TO SHAREHOLDERS SEEKS TO DESCRIBE SOME OF THE ADVISER'S CURRENT OPINIONS AND VIEWS OF THE FINANCIAL MARKETS. ALTHOUGH THE ADVISER BELIEVES IT HAS A REASONABLE BASIS FOR ANY OPINIONS OR VIEWS EXPRESSED, ACTUAL RESULTS MAY DIFFER, SOMETIMES SIGNIFICANTLY SO, FROM THOSE EXPECTED OR EXPRESSED.

THE GKM GROWTH FUND'S ANNUALIZED EXPENSE RATIO WAS 1.41% DURING THE YEAR ENDED JULY 31, 2007.

GKM FUNDS
GKM GROWTH FUND
PERFORMANCE INFORMATION
JULY 31, 2007 (UNAUDITED)
================================================================================

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                      GKM GROWTH FUND AND THE S&P 500 INDEX



                              [LINE CHART OMITTED]

                 GKM Growth Fund                  S&P 500 Index
                 ---------------                  -------------
            12/28/2001     $ 10,000          12/28/2001    $ 10,000
             1/31/2002        9,800           1/31/2002       9,744
             4/30/2002        9,700           4/30/2002       9,315
             7/31/2002        8,560           7/31/2002       7,918
            10/31/2002        8,620          10/31/2002       7,729
             1/31/2003        8,510           1/31/2003       7,501
             4/30/2003        9,130           4/30/2003       8,075
             7/31/2003        9,780           7/31/2003       8,761
            10/31/2003       10,700          10/31/2003       9,337
             1/31/2004       11,350           1/31/2004      10,095
             4/30/2004       11,100           4/30/2004       9,922
             7/31/2004       11,030           7/31/2004       9,915
            10/31/2004       11,650          10/31/2004      10,216
             1/31/2005       12,210           1/31/2005      10,723
             4/30/2005       11,600           4/30/2005      10,551
             7/31/2005       12,580           7/31/2005      11,308
            10/31/2005       12,250          10/31/2005      11,107
             1/31/2006       13,380           1/31/2006      11,837
             4/30/2006       13,660           4/30/2006      12,178
             7/31/2006       12,690           7/31/2006      11,916
            10/31/2006       14,050          10/31/2006      12,922
             1/31/2007       14,471           1/31/2007      13,555
             4/30/2007       14,981           4/30/2007      14,033
             7/31/2007       15,131           7/31/2007      13,839


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS*
                        (FOR PERIODS ENDED JULY 31, 2007)

                                     1 Year     5 Year   Since Inception**
                                     ------     ------   ---------------

   GKM Growth Fund (1)               19.24%     12.07%        7.69%
   S&P 500 Index                     16.13%     11.81%        5.99%
--------------------------------------------------------------------------------
   (1) The Fund's expense ratio is 1.41%

* The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**    Initial public offering of shares was December 28, 2001.

Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-888-456-9518.

GKM FUNDS
GKM GROWTH FUND
PORTFOLIO INFORMATION
JULY 31, 2007 (UNAUDITED)
================================================================================

SECTOR CONCENTRATION VS. THE S&P 500 INDEX (% OF TOTAL INVESTMENTS)


                       [BAR CHART OMITTED]


                                         GKM Growth     S&P 500
                                             Fund        Index
                                     -----------------------------------
Energy                                       0.0%        11.2%
Materials                                    5.1%         3.1%
Industrials                                 11.5%        11.6%
Consumer Discretionary                      12.4%         9.9%
Consumer Staples                             3.2%         9.4%
Health Care                                 23.3%        11.6%
Financials                                   1.8%        20.0%
Information Technology                      39.4%        16.0%
Telecommunication Services                   3.2%         3.8%
Utilities                                    0.0%         3.5%


TOP 10 HOLDINGS

                                                             % OF
         SECURITY DESCRIPTION                             NET ASSETS
         ----------------------------------------         ------------
         Google, Inc. - Class A                               3.7%
         Garmin Ltd.                                          3.5%
         Eli Lilly and Company                                2.8%
         Trimble Navigation Ltd.                              2.5%
         Microsoft Corporation                                2.3%
         Oracle Corporation                                   2.3%
         Nokia Corporation - ADR                              2.2%
         Medtronic, Inc.                                      2.1%
         Intuit, Inc.                                         2.1%
         Manpower, Inc.                                       2.0%

GKM FUNDS
GKM GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2007
================================================================================

ASSETS
     Investments in securities:
     At acquisition cost ..............................................   $ 34,842,342
                                                                          ============
     At value (Note 1) ................................................   $ 49,493,081
  Dividends receivable ................................................         11,906
  Receivable for capital shares sold ..................................         77,693
  Other assets ........................................................            249
                                                                          ------------
       TOTAL ASSETS ...................................................     49,582,929
                                                                          ------------

LIABILITIES
  Line of credit payable (Note 4) .....................................          5,000
  Accrued investment advisory fees (Note 3) ...........................         47,813
  Accrued trustees' fees ..............................................          2,250
  Other liabilities ...................................................            637
                                                                          ------------
       TOTAL LIABILITIES ..............................................         55,700
                                                                          ------------

NET ASSETS ............................................................   $ 49,527,229
                                                                          ============

Net assets consist of:
  Paid-in capital .....................................................   $ 34,957,021
  Accumulated undistributed net investment income .....................        171,437
  Accumulated net realized losses from security transactions ..........       (251,968)
  Net unrealized appreciation on investments ..........................     14,650,739
                                                                          ------------
Net assets ............................................................   $ 49,527,229
                                                                          ============

Shares of beneficial interest outstanding (unlimited number of
  shares authorized, no par value) ....................................      3,274,802
                                                                          ============

Net asset value, redemption price and offering price per share (Note 1)   $      15.12
                                                                          ============

See accompanying notes to financial statements.

GKM FUNDS
GKM GROWTH FUND
STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 2007
================================================================================

INVESTMENT INCOME
  Dividends (Net of foreign tax of $10,447) .......................   $  842,945
                                                                      ----------

EXPENSES
  Investment advisory fees (Note 3) ...............................      634,305
  Trustees' fees ..................................................        3,000
  Interest expense (Note 4) .......................................        2,083
                                                                      ----------
     TOTAL EXPENSES ...............................................      639,388
                                                                      ----------

NET INVESTMENT INCOME .............................................      203,557
                                                                      ----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gains from security transactions ...................      245,300
  Net change in unrealized appreciation/depreciation on investments    7,157,532
                                                                      ----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ..................    7,402,832
                                                                      ----------

NET INCREASE IN NET ASSETS FROM OPERATIONS ........................   $7,606,389
                                                                      ==========


See accompanying notes to financial statements.

GKM FUNDS
GKM GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                          YEAR             YEAR
                                                          ENDED            ENDED
                                                      JULY 31, 2007    JULY 31, 2006
------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income (loss) .....................   $    203,557    $   (179,873)
  Net realized gains from security transactions ....        245,300         462,189
  Net change in unrealized appreciation/
     depreciation on investments ...................      7,157,532         (29,502)
                                                       ------------    ------------
Net increase in net assets resulting from operations      7,606,389         252,814
                                                       ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income .......................        (32,120)             --
                                                       ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ........................      6,385,114       7,425,100
  Net asset value of shares issued in reinvestment
     of distributions to shareholders ..............         27,152              --
  Payments for shares redeemed .....................     (3,146,644)     (4,798,480)
                                                       ------------    ------------
Net increase in net assets from
  capital share transactions .......................      3,265,622       2,626,620
                                                       ------------    ------------

TOTAL INCREASE IN NET ASSETS .......................     10,839,891       2,879,434

NET ASSETS
  Beginning of year ................................     38,687,338      35,807,904
                                                       ------------    ------------
  End of year ......................................   $ 49,527,229    $ 38,687,338
                                                       ============    ============

ACCUMULATED UNDISTRIBUTED
  NET INVESTMENT INCOME ............................   $    171,437    $         --
                                                       ============    ============

CAPITAL SHARE ACTIVITY
  Sold .............................................        440,785         569,986
  Reinvested .......................................          1,920              --
  Redeemed .........................................       (217,222)       (366,620)
                                                       ------------    ------------
  Net increase in shares outstanding ...............        225,483         203,366
  Shares outstanding, beginning of year ............      3,049,319       2,845,953
                                                       ------------    ------------
  Shares outstanding, end of year ..................      3,274,802       3,049,319
                                                       ============    ============


See accompanying notes to financial statements.

GKM FUNDS
GKM GROWTH FUND
FINANCIAL HIGHLIGHTS
================================================================================

                                             Per Share Data and Ratios for a Share Outstanding Throughout Each Year
-------------------------------------------------------------------------------------------------------------------
                                                                           YEARS ENDED
                                            -----------------------------------------------------------------------
                                              JULY 31,      JULY 31,       JULY 31,       JULY 31,      JULY 31,
                                               2007           2006           2005           2004          2003
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ....   $    12.69     $    12.58     $    11.03     $     9.78     $     8.56
                                            ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
  Net investment income (loss) ..........         0.06          (0.06)         (0.03)         (0.05)         (0.04)
  Net realized and unrealized gains
     on investments .....................         2.38           0.17           1.58           1.30           1.26
                                            ----------     ----------     ----------     ----------     ----------
  Total from investment operations ......         2.44           0.11           1.55           1.25           1.22
                                            ----------     ----------     ----------     ----------     ----------

Less distributions from:
   Net investment income ................        (0.01)            --             --             --             --
                                            ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ..........   $    15.12     $    12.69     $    12.58     $    11.03     $     9.78
                                            ==========     ==========     ==========     ==========     ==========

Total return ............................        19.24%          0.87%         14.05%         12.78%         14.25%
                                            ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's) .......   $   49,527     $   38,687     $   35,808     $   22,652     $   13,955
                                            ==========     ==========     ==========     ==========     ==========

Ratio of expenses to average net assets .         1.41%          1.41%          1.41%          1.42%          1.43%

Ratio of net investment income (loss)
  to average net assets .................         0.45%         (0.47%)        (0.28%)        (0.56%)        (0.49%)

Portfolio turnover rate .................            3%            12%            11%             8%             5%


See accompanying notes to financial statements.

GKM FUNDS
GKM GROWTH FUND
SCHEDULE OF INVESTMENTS
JULY 31, 2007
================================================================================
SHARES    COMMON STOCKS -- 99.9%                                        VALUE
--------------------------------------------------------------------------------
          BEVERAGES -- 1.6%
 7,000    Coca-Cola Company (The)............................      $     364,770
12,000    Fomento Economico Mexicano, S.A.B de C.V. - ADR....            444,240
                                                                   -------------
                                                                         809,010
                                                                   -------------
          BIOTECHNOLOGY -- 2.3%
 5,300    Amgen, Inc. (a)....................................            284,822
27,400    deCODE genetics, Inc. (a)..........................             96,996
 4,900    Genentech, Inc. (a)................................            364,462
 6,000    Genzyme Corporation (a)............................            378,420
                                                                   -------------
                                                                       1,124,700
                                                                   -------------
          CHEMICALS -- 2.2%
12,700    Ecolab, Inc. ......................................            534,797
12,600    Sigma-Aldrich Corporation..........................            571,032
                                                                   -------------
                                                                       1,105,829
                                                                   -------------
          COMMERCIAL SERVICES -- 3.5%
17,900    Accenture Ltd. - Class A...........................            754,127
12,700    Manpower, Inc. ....................................          1,003,935
                                                                   -------------
                                                                       1,758,062
                                                                   -------------
          COMPUTERS -- 5.5%
 9,500    Affiliated Computer Services, Inc. - Class A (a)...            509,770
45,000    EMC Corporation (a)................................            832,950
12,000    Hewlett-Packard Company............................            552,360
 7,400    International Business Machines Corporation........            818,810
                                                                   -------------
                                                                       2,713,890
                                                                   -------------
          COSMETICS/PERSONAL CARE -- 0.4%
 8,200    Alberto-Culver Company.............................            192,864
                                                                   -------------
          DISTRIBUTION/WHOLESALE -- 1.3%
 7,300    Grainger (W.W.), Inc...............................            637,728
                                                                   -------------
          DIVERSIFIED FINANCIAL SERVICES -- 1.8%
 5,300    Bear Stearns Companies, Inc. (The).................            642,466
 4,400    Lehman Brothers Holdings, Inc......................            272,800
                                                                   -------------
                                                                         915,266
                                                                   -------------
          ELECTRONICS -- 10.4%
13,600    Agilent Technologies, Inc. (a).....................            518,840
 9,500    Dionex Corporation (a).............................            646,095
40,000    Flextronics International Ltd. (a).................            446,800
20,800    Garmin Ltd.........................................          1,745,120
24,800    LoJack Corporation (a).............................            528,736
37,800    Trimble Navigation Ltd. (a)........................          1,248,534
                                                                   -------------
                                                                       5,134,125
                                                                   -------------

GKM FUNDS
GKM GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
JULY 31, 2007
================================================================================
SHARES    COMMON STOCKS -- 99.9% (CONTINUED)                           VALUE
--------------------------------------------------------------------------------
          ENVIRONMENTAL CONTROL -- 1.1%
14,700    Waste Management, Inc. ............................      $     559,041
                                                                   -------------
          FOOD -- 1.2%
10,500    Sysco Corporation..................................            334,740
 6,400    Whole Foods Market, Inc. ..........................            237,056
                                                                   -------------
                                                                         571,796
                                                                   -------------
          HEALTH CARE PRODUCTS -- 7.4%
 4,000    Alcon, Inc.........................................            546,000
11,000    Baxter International, Inc. ........................            578,600
12,700    Henry Schein, Inc. (a).............................            690,118
 5,000    Kinetic Concepts, Inc. (a).........................            307,400
21,000    Medtronic, Inc. ...................................          1,064,070
 7,500    Stryker Corporation................................            468,225
                                                                   -------------
                                                                       3,654,413
                                                                   -------------
          HEALTH CARE SERVICES -- 2.5%
11,400    Covance, Inc. (a)..................................            804,498
 8,800    UnitedHealth Group, Inc. ..........................            426,184
                                                                   -------------
                                                                       1,230,682
                                                                   -------------
          HOME FURNISHINGS -- 2.0%
 8,600    Harman International Industries, Inc. .............            997,600
                                                                   -------------
          HOUSEHOLD PRODUCTS -- 2.0%
23,600    Scotts Miracle-Gro Company (The) - Class A.........            967,364
                                                                   -------------
          INTERNET -- 4.3%
 3,600    Google, Inc. - Class A (a).........................          1,836,000
16,000    RADVISION Ltd. (a).................................            273,440
                                                                   -------------
                                                                       2,109,440
                                                                   -------------
          IRON/STEEL -- 0.9%
 9,000    Nucor Corporation..................................            451,800
                                                                   -------------
          LODGING -- 2.3%
12,000    Boyd Gaming Corporation............................            529,200
 7,200    Harrah's Entertainment, Inc........................            609,768
                                                                   -------------
                                                                       1,138,968
                                                                   -------------
          MACHINERY - CONSTRUCTION & MINING -- 0.3%
 2,000    Caterpillar, Inc. .................................            157,600
                                                                   -------------

GKM FUNDS
GKM GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
JULY 31, 2007
================================================================================
SHARES    COMMON STOCKS -- 99.9% (CONTINUED)                           VALUE
--------------------------------------------------------------------------------
          MEDIA -- 4.5%
 1,151    Citadel Broadcasting Corporation...................      $       5,778
20,250    Comcast Corporation - Class A (a)..................            531,967
10,300    McGraw-Hill Companies, Inc. (The)..................            623,150
10,500    Meredith Corporation...............................            593,145
15,000    Walt Disney Company (The)..........................            495,000
                                                                   -------------
                                                                       2,249,040
                                                                   -------------
          MISCELLANEOUS MANUFACTURING -- 4.4%
 7,300    3M Company.........................................            649,116
 5,000    Danaher Corporation................................            373,400
10,800    General Electric Company...........................            418,608
18,100    Pall Corporation...................................            751,512
                                                                   -------------
                                                                       2,192,636
                                                                   -------------
          OFFICE/BUSINESS EQUIPMENT -- 1.1%
11,700    Pitney Bowes, Inc..................................            539,370
                                                                   -------------
          PHARMACEUTICALS -- 9.9%
14,000    Abbott Laboratories................................            709,660
26,000    Eli Lilly and Company..............................          1,406,340
 7,000    Merck & Company, Inc...............................            347,550
13,000    Novartis AG - ADR..................................            701,350
30,000    Pfizer, Inc........................................            705,300
12,600    Teva Pharmaceutical Industries Ltd. - ADR..........            529,452
10,000    Wyeth..............................................            485,200
                                                                   -------------
                                                                       4,884,852
                                                                   -------------
          RETAIL -- 3.6%
13,700    Bed Bath & Beyond, Inc. (a)........................            474,568
17,250    Men's Wearhouse, Inc. (The)........................            852,150
13,700    PetSmart, Inc......................................            442,921
                                                                   -------------
                                                                       1,769,639
                                                                   -------------
          SEMICONDUCTORS -- 2.9%
39,000    Applied Materials, Inc.............................            859,560
13,700    Intel Corporation..................................            323,594
 7,400    Texas Instruments, Inc.............................            260,406
                                                                   -------------
                                                                       1,443,560
                                                                   -------------
          SOFTWARE -- 11.7%
19,000    Adobe Systems, Inc. (a) (b)........................            765,510
 8,000    Automatic Data Processing, Inc. ...................            371,360
21,200    Citrix Systems, Inc. (a)...........................            766,804
36,000    Intuit, Inc. (a)...................................          1,031,040
40,000    Microsoft Corporation..............................          1,159,600
60,000    Oracle Corporation (a).............................          1,147,200
10,500    SAP AG - Sponsored ADR ............................            566,160
                                                                   -------------
                                                                       5,807,674
                                                                   -------------

GKM FUNDS
GKM GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
JULY 31, 2007
================================================================================
SHARES    COMMON STOCKS -- 99.9% (CONTINUED)                           VALUE
--------------------------------------------------------------------------------
          TELECOMMUNICATIONS -- 7.6%
14,700    Amdocs Ltd. (a)....................................      $     531,993
31,000    Cisco Systems, Inc. (a) ...........................            896,210
21,100    Corning, Inc. .....................................            503,024
37,200    Nokia Corporation - ADR............................          1,065,408
13,700    QUALCOMM, Inc. ....................................            570,605
19,500    Tellabs, Inc. (a)..................................            221,325
                                                                   -------------
                                                                       3,788,565
                                                                   -------------
          TRANSPORTATION -- 1.2%
 5,300    FedEx Corporation..................................            586,922
                                                                   -------------

          TOTAL COMMON STOCKS (Cost $34,841,697) ............      $  49,492,436
                                                                   -------------

================================================================================
SHARES    MONEY MARKET FUNDS -- 0.0%                                   VALUE
--------------------------------------------------------------------------------
   645    First American Treasury Obligations Fund - Class Y
          (Cost $645)........................................      $         645
                                                                   -------------

          TOTAL INVESTMENTS AT VALUE -- 99.9% (Cost $34,842,342)   $  49,493,081

          OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1%.......            34,148
                                                                   -------------

          NET ASSETS -- 100.0%................................     $  49,527,229
                                                                   =============

(a)   Non-income producing security.

(b) All of the shares have been committed as collateral for the bank line of credit (Note 4).

ADR - American Depositary Receipt

See accompanying notes to financial statements.

GKM FUNDS
GKM GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2007
================================================================================

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The GKM Growth Fund (the "Fund") is a diversified series of The GKM Funds (the "Trust"), an open-end management investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 2, 2001. The public offering of shares of the Fund commenced on December 28, 2001. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

The investment objective of the Fund is long-term capital appreciation.

SECURITIES VALUATION - Equity securities of the Fund generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded on NASDAQ are generally valued at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

SHARE VALUATION - The net asset value of the Fund's shares is calculated at the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each day that the Trust is open for business. The net asset value is calculated by dividing the value of the Fund's total assets, minus liabilities, by the total number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

DISTRIBUTIONS TO SHAREHOLDERS - Dividends arising from net investment income and net capital gains, if any, are declared and paid annually in December. The amount of distributions from net investment income and net realized gains are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. The tax character of distributions paid during the year ended July 31, 2007 was ordinary income. There were no distributions during the year ended July 31, 2006.

ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

GKM FUNDS
GKM GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

FEDERAL INCOME TAX - It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not its shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provisions for income taxes have been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of July 31, 2007:

--------------------------------------------------------------------------------
Cost of portfolio investments ..........................           $ 34,842,342
                                                                   ============
Gross unrealized appreciation ..........................           $ 15,522,079
Gross unrealized depreciation ..........................               (871,340)
                                                                   ------------
Net unrealized appreciation ............................           $ 14,650,739
Undistributed ordinary income ..........................                171,437
Capital loss carryforwards .............................               (251,968)
                                                                   ------------
Total distributable earnings ...........................           $ 14,570,208
                                                                   ============
--------------------------------------------------------------------------------

As of July 31, 2007, the Fund had capital loss carryforwards of $251,968, of which $97,687 expires July 31, 2012, $149,434 expires July 31, 2013 and $4,847 expires July 31, 2014. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

During  the  year  ended  July  31,  2007,   the  Fund  utilized   capital  loss
carryforwards of $245,300 to offset current year realized gains.

2. INVESTMENT TRANSACTIONS

During the year ended July 31, 2007, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $4,561,722 and $1,216,853, respectively.

3. TRANSACTIONS WITH AFFILIATES

A Trustee and certain officers of the Trust are affiliated with GKM Advisers, LLC (the "Adviser") or with Ultimus Fund Solutions, LLC ("Ultimus"), the Fund's administrator, transfer agent and fund accounting agent.

Under the terms of the Management Agreement between the Trust and the Adviser, the Adviser serves as the investment adviser to the Fund. For its services, the Fund pays the Adviser an investment management fee at the annual rate of 1.40% of the Fund's average daily net assets.

The Adviser pays all of the operating expenses of the Fund except brokerage, taxes, borrowing costs, fees and expenses of non-interested person Trustees, extraordinary expenses and distribution and/or service related expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940 (if any).

GKM FUNDS
GKM GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The Trust has entered into mutual fund services agreements with Ultimus, pursuant to which Ultimus provides day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, and recordkeeping services. The fees payable to Ultimus are paid by the Adviser (not the Fund).

The Trust and the Adviser have entered into a Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor"), pursuant to which the Distributor provides distribution services to the Fund and serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The fees payable to the Distributor are paid by the Adviser (not the Fund).

During the year ended July 31, 2007, the Fund paid commissions of $2,252 to Samuels Chase & Co., Inc., a broker-dealer affiliated with the Adviser, to execute portfolio transactions.

The Fund  pays  each  Trustee  who is not  affiliated  with the  Adviser  $1,000
annually.   Trustees  who  are  affiliated  with  the  Adviser  do  not  receive compensation.

4. BANK LINE OF CREDIT

The Fund has a secured bank line of credit that provides a maximum borrowing of up to $12,800,000. The line of credit may be used to cover redemptions or it may be used by the Adviser for investment purposes. When used for investment purposes, the Fund will be using the investment technique of "leverage." Please see the Fund's current prospectus for detailed information on the investment strategies and associated risks involved with the use of leverage by the Fund. Borrowings under this arrangement bear interest at a rate per annum equal to the Prime Rate minus 0.25% at the time of borrowing. During the year ended July 31, 2007, the Fund incurred $2,083 of interest expense related to borrowings. The average debt outstanding and the average interest rate during the year ended July 31, 2007 was $26,022 and 8.00%, respectively. The largest outstanding borrowing during the year ended July 31, 2007 was $280,000. As of July 31, 2007, the Fund had outstanding borrowings of $5,000.

5. CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB INTERPRETATION NO. 48 ("FIN 48") "ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by

GKM FUNDS
GKM GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in net asset value calculations as late as the last such calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its Semi-Annual Report on January 31, 2008. Management is in the process of determining the impact of the adoption of FIN 48.

In September 2006, the Financial Accounting Standards Board issued STATEMENT ON FINANCIAL ACCOUNTING STANDARDS ("SFAS") NO. 157, "FAIR VALUE MEASUREMENTS." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of July 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
================================================================================

To the Shareholders and Board of Trustees
The GKM Funds

We have audited the accompanying statement of assets and liabilities of GKM Growth Fund (a series of shares of The GKM Funds), including the schedule of investments, as of July 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended July 31, 2004 were audited by other auditors, whose report dated August 27, 2004 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2007 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GKM Growth Fund as of July 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                            /s/ Briggs, Bunting & Dougherty, LLP


Philadelphia, Pennsylvania
September 25, 2007

GKM FUNDS
GKM GROWTH FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you will incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (February 1, 2007 - July 31, 2007).

The table below illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return before expenses. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not impose any sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund's expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.

GKM FUNDS
GKM GROWTH FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED) (CONTINUED)

------------------------------------------------------------------------------------
                                      BEGINNING         ENDING
                                    ACCOUNT VALUE    ACCOUNT VALUE    EXPENSES PAID
                                   FEBRUARY 1, 2007   JULY 31, 2007   DURING PERIOD*
------------------------------------------------------------------------------------
Based on Actual Fund Return......     $1,000.00         $1,045.60         $7.15
Based on Hypothetical 5% Return
    (before expenses)............     $1,000.00         $1,017.80         $7.05
------------------------------------------------------------------------------------

*     Expenses are equal to the Fund's annualized expense ratio of 1.41% for the
      period,   multiplied  by  the  average  account  value  over  the  period, multiplied by 181/365 (to reflect the one-half year period).

OTHER INFORMATION (UNAUDITED)
================================================================================

The Trust files a complete listing of portfolio holdings of the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request by calling 1-888-GKM-9518. Furthermore, you may obtain a copy of the filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-GKM-9518, or on the Securities and Exchange Commission's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-GKM-9518, or on the Securities and Exchange Commission's website at http://www.sec.gov.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

For the fiscal year ended July 31, 2007, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $32,120 as taxed at a maximum rate of 15%. For the fiscal year ended July 31, 2007, 100% of the dividends paid from ordinary income by the Fund qualified for the dividends received deduction for corporations. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

GKM FUNDS
GKM GROWTH FUND
INFORMATION REGARDING TRUSTEES AND OFFICERS
(UNAUDITED)
================================================================================

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term.

The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940.

--------------------------------------------------------------------------------------------
NAME, ADDRESS AND AGE                    POSITION(S) HELD WITH TRUST   LENGTH OF TIME SERVED
--------------------------------------------------------------------------------------------
Darrin F. DelConte                                 Trustee             Since December 2001
11150 Santa Monica Blvd., Suite 850
Los Angeles, CA  90025
Year of Birth:  1966
--------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATIONS                   NUMBER OF PORTFOLIOS IN FUND    OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                      COMPLEX OVERSEEN BY TRUSTEE      HELD BY TRUSTEE
--------------------------------------------------------------------------------------------
Darrin F. DelConte is Executive Vice                   1                       None
President of Pacific Crane Maintenance
Co. (a marine maintenance company).
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
NAME, ADDRESS AND AGE                    POSITION(S) HELD WITH TRUST   LENGTH OF TIME SERVED
--------------------------------------------------------------------------------------------
Nicholas G. Tonsich                                 Trustee             Since December 2001
11150 Santa Monica Blvd., Suite 850
Los Angeles, CA  90025
Year of Birth:  1961
--------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATIONS                   NUMBER OF PORTFOLIOS IN FUND    OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                      COMPLEX OVERSEEN BY TRUSTEE      HELD BY TRUSTEE
--------------------------------------------------------------------------------------------
Nicholas G. Tonsich is a partner in                    1                       None
Glaser, Tonsich and Brajevich LLP
(a law firm).
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
NAME, ADDRESS AND AGE                    POSITION(S) HELD WITH TRUST   LENGTH OF TIME SERVED
--------------------------------------------------------------------------------------------
Brian D. Horner                                     Trustee              Since January 2005
11150 Santa Monica Blvd., Suite 850
Los Angeles, CA  90025
Year of Birth:  1961
--------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATIONS                   NUMBER OF PORTFOLIOS IN FUND    OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                      COMPLEX OVERSEEN BY TRUSTEE      HELD BY TRUSTEE
--------------------------------------------------------------------------------------------
Brian D. Horner is Chairman of                         1                       None
Venture West Funding, Inc.
(a mortgage brokerage firm).
--------------------------------------------------------------------------------------------

GKM FUNDS
GKM GROWTH FUND
INFORMATION REGARDING TRUSTEES AND OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================

The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, and each executive officer of the Trust.

--------------------------------------------------------------------------------------------
NAME, ADDRESS AND AGE                    POSITION(S) HELD WITH TRUST   LENGTH OF TIME SERVED
--------------------------------------------------------------------------------------------
Timothy J. Wahl1                             President and Trustee      Since October 2001
11150 Santa Monica Blvd., Suite 850
Los Angeles, CA  90025
Year of Birth:  1965
--------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATIONS                   NUMBER OF PORTFOLIOS IN FUND    OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                      COMPLEX OVERSEEN BY TRUSTEE      HELD BY TRUSTEE
--------------------------------------------------------------------------------------------
Timothy J. Wahl is President, Director                 1                      None
and Investment Committee Member of
GKM Advisers, LLC.  From January 2000
to July 2003, President and Investment
Committee Member of GKM Advisors, Inc.
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
NAME, ADDRESS AND AGE                    POSITION(S) HELD WITH TRUST   LENGTH OF TIME SERVED
--------------------------------------------------------------------------------------------
David L. Kahn                              Chief Compliance Officer    Since September 2004
11150 Santa Monica Blvd., Suite 850                Secretary            Since October 2001
Los Angeles, CA  90025
Year of Birth:  1957
--------------------------------------------------------------------------------------------
                                                                        OTHER DIRECTORSHIPS
PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS                                 HELD BY TRUSTEE
--------------------------------------------------------------------------------------------
David L. Kahn is Operations Manager of GKM Advisers, LLC.                      N/A
From January 2000 to July 2003, Branch Manager with Gerard Klauer
Mattison & Co., Inc. (broker-dealer).
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
NAME, ADDRESS AND AGE                    POSITION(S) HELD WITH TRUST   LENGTH OF TIME SERVED
--------------------------------------------------------------------------------------------
Robert G. Dorsey                                Vice President          Since December 2001
225 Pictoria Drive, Suite 450
Cincinnati, OH  45246
Year of Birth:  1957
--------------------------------------------------------------------------------------------
                                                                        OTHER DIRECTORSHIPS
PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS                                 HELD BY TRUSTEE
--------------------------------------------------------------------------------------------
Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC         N/A
and Ultimus Fund Distributors, LLC.
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
NAME, ADDRESS AND AGE                    POSITION(S) HELD WITH TRUST   LENGTH OF TIME SERVED
--------------------------------------------------------------------------------------------
Mark J. Seger                                      Treasurer            Since December 2001
225 Pictoria Drive, Suite 450
Cincinnati, OH  45246
Year of Birth:  1962
--------------------------------------------------------------------------------------------
                                                                        OTHER DIRECTORSHIPS
PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS                                 HELD BY TRUSTEE
--------------------------------------------------------------------------------------------
Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC            N/A
and Ultimus Fund Distributors, LLC.
--------------------------------------------------------------------------------------------

(1) Mr. Wahl is an "interested person" of the Trust because he is an officer of the Trust and of the Adviser.

Additional information about members of the Board of Trustees and the executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-888-GKM-9518.

                      This page intentionally left blank.

================================================================================

                            GKM FUNDS

                            INVESTMENT ADVISER
                            GKM Advisers, LLC
                            11150 Santa Monica Boulevard
                            Suite 850
                            Los Angeles, California  90025

                            ADMINISTRATOR
                            Ultimus Fund Solutions, LLC
                            225 Pictoria Drive
                            Suite 450
                            Cincinnati, Ohio  45246
                            1.888.GKM.9518

                            CUSTODIAN
                            US Bank, N.A.
                            425 Walnut Street
                            Cincinnati, Ohio  45202

                            BOARD OF TRUSTEES
                            Darrin F. DelConte
                            Brian D. Horner
                            Nicholas G. Tonsich
                            Timothy J. Wahl

                            OFFICERS
                            Timothy J. Wahl, President
                            Robert G. Dorsey, Vice President
                            David L. Kahn, CCO and Secretary
                            Mark J. Seger, Treasurer

================================================================================

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant's code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee. It was the consensus of the audit committee members that it is not necessary at the present time for the committee to seek to recruit an additional trustee who would qualify as an audit committee financial expert. It was the view of the committee that, if novel issues ever arise, the committee will consider hiring an expert to assist it as needed.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $12,000 and $12,000 with respect to the registrant's fiscal years ended July 31, 2007 and 2006, respectively.

(b) AUDIT-RELATED FEES. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

(c) TAX FEES. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,000 and $1,500 with respect to the registrant's fiscal years ended July 31, 2007 and 2006, respectively. The services comprising these fees are the preparation of the registrant's federal income and excise tax returns.

(d) ALL OTHER FEES. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50% of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) With respect to the fiscal years ended July 31, 2007 and 2006, aggregate non-audit fees of $2,000 and $1,500, respectively, were billed by the registrant's accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h) The principal accountant has not provided any non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable [schedule filed with Item 1]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
        COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY  SECURITIES BY CLOSED-END MANAGEMENT
        INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)   Certifications   required  by  Rule   30a-2(b)   under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto





Exhibit 99.CODE ETH    Code of Ethics

Exhibit 99.CERT        Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT     Certifications required by Rule 30a-2(b) under the Act

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   The GKM Funds
             -------------------------------------------------------------------



By (Signature and Title)*       /s/ Timothy J. Wahl
                           -----------------------------------------------------

                               Timothy J. Wahl, President

Date          October 1, 2007
      ----------------------------------





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By (Signature and Title)*       /s/ Timothy J. Wahl
                           -----------------------------------------------------

                               Timothy J. Wahl, President

Date          October 1, 2007
      ----------------------------------





By (Signature and Title)*       /s/ Mark J. Seger
                           -----------------------------------------------------

                               Mark J. Seger, Treasurer

Date          October 1, 2007
      ----------------------------------



* Print the name and title of each signing officer under his or her signature.